SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 5, 2001

                              THE AES CORPORATION
             (exact name of registrant as specified in its charter)

        DELAWARE                   001-12291                       54-1163725
(State of Incorporation)     (Commission File No.)     (IRS Employer Identification No.)


                       1001 North 19th Street, Suite 2000
                           Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)

              Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)

Item 5. Other Events

     The AES Corporation is filing the: (i) Form of Seventh Supplemental Indenture between The AES Corporation and Bank One, National Association, attached as Exhibit 4.1 to this report and incorporated by reference, (ii) Form of Eighth Supplemental Indenture between The AES Corporation and Bank One, National Association, attached as Exhibit 4.2 to this report and incorporated by reference, and (iii) Form of Remarketing Agreement between The AES Corporation and Banc of America Securities LLC, as Remarketing Dealer, attached as Exhibit 4.3 to this report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

No.       Description
---       -----------
4.1 Form of Seventh Supplemental Indenture between The AES Corporation and Bank One, National Association

4.2 Form of Eighth Supplemental Indenture between The AES Corporation and Bank One, National Association

4.3 Form of Remarketing Agreement between The AES Corporation and Banc of America Securities LLC, as Remarketing Dealer



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    THE AES CORPORATION


Date: June 5, 2001                        By:  /s/ William R. Luraschi
                                             -----------------------------------
                                             Name:  William R. Luraschi
                                             Title: Vice President and Secretary













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


                                                   EXHIBIT INDEX


No.       Description
---       -----------
4.1 Form of Seventh Supplemental Indenture between The AES Corporation and Bank One, National Association

4.2 Form of Eighth Supplemental Indenture between The AES Corporation and Bank One, National Association

4.3 Form of Remarketing Agreement between The AES Corporation and Banc of America Securities LLC, as Remarketing Dealer



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